UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2017 (March 30, 2017)

CUBESMART

CUBESMART, L.P.

(Exact Name Of Registrant As Specified In Charter)

Maryland (CubeSmart)	001-32324	20-1024732
Delaware (CubeSmart, L.P.)	000-54462	34-1837021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5 Old Lancaster Road, Malvern, Pennsylvania 19355

(Address of Principal Executive Offices)

(610) 535-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 30, 2017, CubeSmart, L.P. (the “Operating Partnership”) and CubeSmart (the “Company”) executed and delivered an underwriting agreement (the “Underwriting Agreement”), by and among the Company, the Operating Partnership and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named in Exhibit A thereto (the “Underwriters”), relating to the public offering by the Operating Partnership of $50.0 million in aggregate principal amount of the Operating Partnership’s 4.375% senior notes due December 15, 2023 (the “2023 Notes”) and of $50.0 million in aggregate principal amount of the Operating Partnership’s 4.000% senior notes due November 15, 2025 (the “2025 Notes” and, together with the 2023 Notes, the “Notes”).  The Company will fully and unconditionally guarantee payment of principal, the make-whole premium, if any, and interest on the Notes (collectively, the “Guarantees”).  The offering and sale of the Notes and related Guarantees are expected to be completed on April 4, 2017.  Under the terms of the Underwriting Agreement, the Company and the Operating Partnership have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute payments that the Underwriters may be required to make because of any of those liabilities.  The Underwriting Agreement contains customary representations and covenants.  The offer and sale of the Notes and related Guarantees were registered with the Securities and Exchange Commission (the “Commission”) pursuant to a registration statement on Form S-3ASR (File No. 333-216768) (as the same may be amended and/or supplemented, the “Registration Statement”), under the Securities Act.

The foregoing is not a complete description of the Underwriting Agreement and is qualified in its entirety by reference to the full text of the Underwriting Agreement attached to this Current Report on Form 8-K as Exhibit 1.1 and incorporated herein by reference.

The Operating Partnership intends to use the net proceeds from this offering to repay all of the outstanding indebtedness incurred under the unsecured revolving portion of the Company’s credit facility maturing in 2020 and for working capital and other general corporate purposes, which may include repayment or repurchase of other indebtedness.  Affiliates of the Underwriters act as lenders and/or agents under the Company’s credit facility and those affiliates therefore may receive a portion of the proceeds from the offering of the Notes and related Guarantees through the repayment of those borrowings.

The Notes and the Guarantees will be issued pursuant to a base indenture, dated as of September 16, 2011 (the “Indenture”), among the Company, the Operating Partnership and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture (as defined below), the Third Supplemental Indenture (as defined below) and a fifth supplemental indenture expected to be dated as of April 4, 2017.

The 2023 Notes form part of the same series as the Operating Partnership’s outstanding 4.375% senior notes due December 15, 2023 (the “Initial 2023 Notes”). Upon completion of the issuance and sale of the 2023 Notes on April 4, 2017, $300.0 million aggregate principal amount of the Operating Partnership’s 4.375% senior notes due December 15, 2023 will be outstanding.  The Initial 2023 Notes were issued under the Indenture, as supplemented by the Second Supplemental Indenture, dated as of December 17, 2013 (the “Second Supplemental Indenture”), among the Company, the Operating Partnership and the Trustee.  The 2023 Notes will have the same CUSIP number as, and will trade interchangeably with, the Initial 2023 Notes.

The 2025 Notes form part of the same series as the Operating Partnership’s outstanding 4.000% senior notes due November 15, 2025 (the “Initial 2025 Notes”). Upon completion of the issuance and sale of the

2025 Notes on April 4, 2017, $300.0 million aggregate principal amount of the Operating Partnership’s 4.000% senior notes due November 15, 2025 will be outstanding.  The Initial 2025 Notes were issued under the Indenture, as supplemented by the Third Supplemental Indenture, dated as of October 26, 2015 (the “Third Supplemental Indenture”), among the Company, the Operating Partnership and the Trustee.  The 2025 Notes will have the same CUSIP number as, and will trade interchangeably with, the Initial 2025 Notes.

The Indenture previously was filed with the Commission on September 16, 2011 as Exhibit 4.5 to the Company’s and the Operating Partnership’s registration statement on Form S-3 (File No. 333-176885) under the Securities Act, and is incorporated into this Item 1.01 by reference. The Second Supplemental Indenture previously was filed with the Commission as Exhibit 4.1 to a Current Report on Form 8-K filed with the Commission on December 17, 2013 and is incorporated into this Item 1.01 by reference.  The Third Supplemental Indenture previously was filed with the Commission as Exhibit 4.1 to a Current Report on Form 8-K filed with the Commission on October 26, 2015 and is incorporated into this Item 1.01 by reference.

Item 7.01 Regulation FD Disclosure.

On March 30, 2017, the Company issued a press release announcing the pricing of the Notes.  A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

1.1

Underwriting Agreement, dated as of March 30, 2017, among CubeSmart, CubeSmart, L.P., Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and U.S. Bancorp Investments, Inc., as representatives of each of the other underwriters named in Exhibit A thereto.

4.1*

Indenture, dated as of September 16, 2011, among CubeSmart, CubeSmart, L.P. and U.S. Bank National Association, incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form S-3, filed with the Commission on September 16, 2011.

4.2*

Second Supplemental Indenture, dated as of December 17, 2013, among CubeSmart, CubeSmart, L.P. and U.S. Bank National Association, incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Commission on December 17, 2013.

4.3*

Third Supplemental Indenture, dated as of October 26, 2015, among CubeSmart, CubeSmart, L.P. and U.S. Bank National Association, incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Commission on October 26, 2015.

99.1	Press Release, dated March 30, 2017.

* Incorporated herein by reference as above indicated.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBESMART

Date: April 3, 2017	By:	/s/ Jeffrey P. Foster
		Name:	Jeffrey P. Foster
		Title:	Senior Vice President, Chief Legal
Officer & Secretary

CUBESMART, L.P.

	By:	CubeSmart, its general partner

Date: April 3, 2017	By:	/s/ Jeffrey P. Foster
		Name:	Jeffrey P. Foster
		Title:	Senior Vice President, Chief Legal
Officer & Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1

Underwriting Agreement, dated as of March 30, 2017, among CubeSmart, CubeSmart, L.P., Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and U.S. Bancorp Investments, Inc., as representatives of each of the other underwriters named in Exhibit A thereto.

99.1	Press Release, dated March 30, 2017.